UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 13, 1998


                            Westbridge Research Group
             (Exact name of registrant as specified in its charter)

         California                 2-92261                      95-3769474

(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


                    1150 Joshua Way, Vista, California 92083
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (760)  599-8855

                                       n/a
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 13, 1998, Westbridge Research Group engaged the independent certified public accounting firm of Pannell Kerr Forster to audit the financial statements of the Company for the fiscal year ended November 30, 1997. Accordingly, upon the engagement of that firm, Peterson & Co. as the Company's independent auditors was discontinued.

         The report of Peterson & Co. on the Company's financial statements for the fiscal year ended November 30, 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The report did contain, however, an explanatory paragraph regarding the Company's ability to continue as a going concern. The Company's financial statements for the fiscal year ended November 30, 1996 did not contain an adverse opinion of a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         There were no disagreements between the Company and Peterson & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Peterson & Co., would have caused Peterson & Co. to make reference to the matter in their reports, and Peterson & Co. never advised the Company of any event of the kind mentioned in Item 304 (d)
         (1) (iv) (B) of Regulation S-8.

         The Company has not consulted with Pannell Kerr Forster during the last two years or subsequent interim period prior to January 13, 1998 on either the application of accounting principles to a specific completed or contemplated transaction or the type of opinion Pannell Kerr Forster might issue on the Company's financial statements. No written or oral advice was provided to the Company by Pannell Kerr Forster that was an important factor considered by the Company in reaching a decision as to an accounting , auditing or financial reporting issues.

         The Company requested Peterson & Co. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Peterson & Co. agrees with the above statements. The furnished letter, which is attached as an Exhibit, states that Peterson & Co. agrees with the above statements.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Letter dated January 13, 1998 from Peterson & Co.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WESTBRIDGE RESEARCH GROUP

                                             By:   /s/  Christine Koenemann
                                                -------------------------------
                                                Christine Koenemann, President

Date:  January 13, 1998